UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________________

FORM 8-K
________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2026
________________________________________
Miami International Holdings, Inc.
(Exact name of Registrant as Specified in Its Charter)
________________________________________

Delaware	001-42805	26-1482385
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
7 Roszel Road, Suite 1A Princeton, New Jersey 08540
(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (609) 897-7300

N/A
(Former Name or Former Address, if Changed Since Last Report)
________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	MIAX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.02 Unregistered Sales of Equity Securities.
Since December 15, 2025, the end of the period covered by the most recent report filed on any of Forms 8-K, 10-K or 10-Q under this Item 3.02 by Miami International Holdings, Inc. (the “Company”), through February 9, 2026, the Company issued a total of 3,973,663 shares of its common stock, par value $0.001 per share (“Common Stock”), in connection with (i) the conversion of semi-annually accrued but unpaid interest under a promissory note in the principal amount of $1,518,559, and (ii) the exercise of warrants by certain of the Company’s holders for an aggregate of $462,976 in cash consideration and the surrender of 72,135 shares of Common Stock pursuant to cashless exercises.

Title of Securities	Issuance Date	Number of Shares Issued	Aggregate Consideration
Common Stock	1/2/2026	2,987	Conversion of $61,242 worth of accrued but unpaid interest under a convertible promissory note at a price per share of $20.50.
Common Stock	1/5/2026	6,561	Surrender of 3,439 shares of Common Stock pursuant to cashless exercise of a warrant.
Common Stock	1/9/2026	16,560	$152,200 plus surrender of 3,440 shares of Common Stock pursuant to cashless exercise of a warrant.
Common Stock	1/11/2026	5,000	$76,100.00
Common Stock	1/15/2026	15,000	$228,300.00
Common Stock	1/22/2026	6,566	Surrender of 3,434 shares of Common Stock pursuant to cashless exercise of a warrant.
Common Stock	1/26/2026	6,833	Surrender of 5,667 shares of Common Stock pursuant to cashless exercise of a warrant.
Common Stock	2/2/2026	101,590	Surrender of 48,410 shares of Common Stock pursuant to cashless exercise of a warrant.
Common Stock	2/3/2026	311	$6,376.00
Common Stock	2/6/2026	12,435	Surrender of 7,565 shares of Common Stock pursuant to cashless exercise of a warrant.
Common Stock	2/9/2026	3,799,820	Surrender of 180 shares of Common Stock pursuant to cashless exercise of a warrant.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 12, 2026
Miami International Holdings, Inc.

By: /s/ Thomas P. Gallagher
Thomas P. Gallagher
Chairman and Chief Executive Officer